EXHIBIT 23.1

            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 8, 1995 included in or incorporated by reference in Digital Microwave Corporation's Form 10-K for the year ended March 31, 1995.

                       /s/ ARTHUR ANDERSEN LLP

                       ARTHUR ANDERSEN LLP



San Jose, California
February 12, 1996



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                           EXHIBIT 23.2

 Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit 5




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                            EXHIBIT 24

        Power of Attorney. Reference is made to page II-5 of this Registration Statement